                                                                   EXHIBIT 10.12


                             SAFEKEEPING AGREEMENT

         This Safekeeping Agreement (this "Agreement") is entered as of December ___, 1996 by and between LaSalle National Bank, a national banking association ("Bank") and Taylor Capital Group, Inc., a Delaware corporation ("Borrower").

                                   WITNESSETH

                 WHEREAS, Bank and Borrower are parties to a Loan Agreement of even date herewith (the "Loan Agreement") pursuant to which Bank has agreed to make loans and advances to Borrower;

                 WHEREAS, Borrower owns beneficially and of record all of the issued and outstanding shares of capital stock of Cole Taylor Bank (the "Shares");

                 WHEREAS, as a condition to the making of certain loans and advances to Borrower under the Loan Agreement, Bank has required that Borrower enter into this Agreement and deliver to Bank for safekeeping all of the Shares; and

                 WHEREAS, terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

                 NOW, THEREFORE, Bank and Borrower agree as follows:

                 1. Delivery of Shares. Borrower hereby agrees that contemporaneously with the execution and delivery of this Agreement, it shall deliver to Bank for safekeeping and not as a pledge, all of the Shares and, subject to the terms of Sections 2 and 3 hereof, Bank shall retain the shares until Borrower's Liabilities have been paid in full and the Commitment has expired. Upon delivery of the Shares pursuant to this Agreement, Cole Taylor Bank shall make a note in its corporate stock records that the Shares are subject to this Agreement and are required to be pledged to Bank upon the occurrence and during the continuance of an Event of Default.

                 2. Pledge of the Shares. Borrower agrees that at any time, and from time to time, upon the occurrence and during the continuance of an Event of Default, it shall grant to Bank a first priority lien on and security interest in the Shares to secure the payment and performance of Borrower's Liabilities and shall enter into a pledge agreement attached hereto in the form of Exhibit A hereto (the "Pledge Agreement"). Upon the occurrence of an Event of Default, the possession of the Shares under this Agreement shall constitute possession for purposes of perfection under Article 9 of the Illinois Uniform Commercial Code. The pledge of such Shares shall remain effective until the earlier to occur of (i) Borrower's Liabilities are fully paid and satisfied or (ii) the time when no Event of Default or Default is continuing. For purposes of this Section 2 only, an Event of Default resulting from a breach of the financial covenants contained in Paragraph 7.2(i) of the Loan Agreement shall be deemed not continuing if, at the time of measurement thereof, Borrower is in compliance with such financial covenants as of the end of the most recent fiscal quarter or year end, as the case may be.

                 3.       Return of the Shares.   During such time as Bank is
holding the Shares for safekeeping and not as a pledge, Borrower may request that Bank return the Shares to Borrower for any proper corporate purpose, other than the sale, assignment, transfer, pledge, or other disposition or hypothecation of the Shares and Bank's consent to the return of the Shares shall not be unreasonably withheld. Borrower agrees that it shall return the Shares (or any replacements or reissues thereof or substitutions therefor) to Bank as soon thereafter as practicable.

                 4. Liability of Bank. Bank shall not be liable or responsible for any act it may do or omit to do in connection with the safekeeping of the Shares, except in connection with its gross negligence or willful misconduct.

                 5. General. This Agreement shall be binding upon and inure to the benefit of Bank and Borrower and their successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. In the case of any conflict between the terms of this Agreement and the Loan Agreement, the terms of the Loan Agreement shall prevail.

                 6. Further Assurances. Borrower agrees to cooperate fully with, and to cause Cole Taylor Bank to cooperate fully with, Bank to execute and deliver this Pledge Agreement if so required by this Agreement, and to take all other such action as Bank may reasonably request to effectuate the intent of the foregoing.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        TAYLOR CAPITAL GROUP, INC.

                                        By: /s/ Christopher Alstrin
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


                                        LASALLE NATIONAL BANK

                                        By: /s/ J. Goldner
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT A

                                    FORM OF
                                PLEDGE AGREEMENT


                 THIS PLEDGE AGREEMENT ("Pledge") is entered into as of ___________________, 199__ between Taylor Capital Group, Inc., a Delaware corporation ("Pledgor"), in favor of LaSalle National Bank, a national banking association ("LaSalle").

                                  WITNESSETH:

                 WHEREAS, the Pledgor is the owner of one hundred percent (100%) of the issued and outstanding shares of capital stock of Cole Taylor Bank, an Illinois corporation (the "Pledged Shares"), represented as of the date hereof by common stock certificate number ______;

                 WHEREAS, on December ___, 1996, Pledgor and LaSalle entered into a Loan Agreement (as the same has been amended or otherwise modified from time to time, the "Loan Agreement"), pursuant to which LaSalle may, subject to certain conditions precedent, loan certain monies to the Pledgor;

                 WHEREAS, as a condition to the lending of funds under the Loan Agreement, Borrower executed and delivered to LaSalle that certain Safekeeping Agreement dated December ___, 1996 ("Safekeeping Agreement") to which a form of this Pledge Agreement was attached as Exhibit A;

                 WHEREAS, pursuant to Section 2 of the Safekeeping Agreement, Borrower is now obligated to enter into this Pledge Agreement and perform its obligations hereunder; and

                 WHEREAS, terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

                 NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the Loan Agreement or otherwise) heretofore, now or hereafter made to or for the benefit of the Pledgor by LaSalle, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1.       Security Interest.

                 (a) Pledge Period. From and after the time when any Event of Default has occurred and is continuing, the Pledgor will grant a security interest to LaSalle as described herein, and such security interest will continue until the earlier to occur of (i)

         Borrower's Liabilities are fully paid and satisfied, or (ii) the time when no Event of Default or Default or event that with the passage of time, the giving of notice, or both, would become an Event of Default is continuing (a "Pledge Period"). For purposes of this paragraph only, an Event of Default resulting from a breach of the financial covenants contained in Paragraph 7.2(i) of the Loan Agreement shall be deemed not to be continuing if, at the time of measurement thereof, the Borrower is in compliance with such financial covenants as of the end of the most recent calendar quarter or year end, as the case may be.

                 (b) Grant of Security Interest. The Pledgor hereby grants to LaSalle, as security for the prompt and complete payment, observance and performance of all of Borrower's Liabilities whether now or at any time or times hereafter owing, a security interest in
         (a) all of the Pledged Shares now or at any time or times hereafter owned by the Pledgor, and (b) all warrants, options and other rights to acquire the Pledged Shares now or at any time or times hereafter owned by the Pledgor (the "Rights") (the Pledged Shares, the Rights together with the "Powers" (as defined below), the property and interests in property described in paragraphs 6 and 7 below, and all proceeds of any of the foregoing, being hereinafter collectively referred to as the "Pledged Collateral"). The Pledgor agrees to execute and deliver to LaSalle (i) stock powers in the form of Exhibit A attached hereto and made a part hereof, appropriately endorsed in blank, with respect to the Pledged Shares and any warrants or options for the purchase of the Pledged Shares included in the Rights and (ii) such other documents of transfer as LaSalle may from time to time request to enable LaSalle to transfer the Pledged Shares and the Rights into its name or the name of its nominee (all of the foregoing are hereinafter referred to as the "Powers"). The Pledgor shall be entitled to keep the proceeds of the Pledged Shares during the Pledge Period unless and until an Event of Acceleration (as defined below) has occurred and is continuing. The term "Event of Acceleration" means (i) the occurrence of an Event of Default described in Paragraphs 8.1(c), (d), (e), (f), (g), (h) and (i) of the Loan Agreement or (ii) the occurrence any Event of Default, other than the Events of Default described in Paragraphs 8.1(c), (d), (e), (f), (g),
         (h) and (i) of the Loan Agreement, at the same time that of any of the following occurs: (a) a failure by Borrower to maintain a Tangible Net Worth in accordance with Paragraph 7.2(i) of the Loan Agreement as of the end of the most recent reporting period or (b) if in any two consecutive quarterly reporting periods (beginning in the quarter succeeding the quarter in which the first occurrence of the subject Event of Default occurs) Borrower incurs a consolidated net loss determined in accordance with GAAP of $_____________ or more in the aggregate for the entire period or (c) the existence or incurrence of any Liens on assets or properties or interests of the Borrower (or any of the Stock of Cole Taylor), Cole Taylor or any Subsidiaries, which Liens are not removed within thirty (30) days, (other than Permitted Liens).

                 2.       Perfection of Security Interest.  The Pledgor agrees
(i) to immediately deliver to LaSalle all certificates evidencing any of the Pledged Collateral which may at any time come into the possession or control of the Pledgor, (ii) to execute and deliver to LaSalle such financing statements as LaSalle may request with respect to the Pledged Collateral, (iii) to cause a registration of the security interest granted herein with respect to the Pledged Collateral which is not evidenced by certificates to be made in accordance with Article 8 of the Illinois Uniform Commercial Code, as amended, and (iv) to take such other steps as LaSalle may from time to time reasonably request to perfect LaSalle's security interest in the Pledged Collateral under applicable law. The Pledgor further agrees, at the request of LaSalle, to cause the Subsidiaries to issue, in substitution for existing certificates evidencing any of the Pledged Collateral or in the case of the Pledged Collateral not theretofore certificated, one or more new certificates ("Substitute Certificate(s)") intended to evidence all of the Pledged Collateral evidenced by the certificates or not theretofore evidenced by certificates, as the case may be, which are exchanged for the Substitute Certificate(s), and the Pledgor shall immediately thereafter deliver such Substitute Certificate(s) to LaSalle, together with attached Powers. The Pledgor agrees that this Pledge or photocopy of this Pledge shall be sufficient as a financing statement.

                 3. Voting Rights. During the term of the Pledge Period, and so long as there shall not exist an Event of Acceleration, the Pledgor shall have the right to vote the Pledged Shares and exercise any voting rights pertaining to the Pledged Collateral, and to give consents, ratifications and waivers with respect thereto, on all corporate questions for all purposes not conflicting with the terms of this Pledge or the Loan Agreement. LaSalle shall be entitled to exercise all voting powers pertaining to the Pledged Collateral from and after (a) the occurrence of an Event of Acceleration and (b) LaSalle's delivery of written notice to the Pledgor of LaSalle's intention to exercise such voting powers.

                 4. Representations and Covenants. The Pledgor warrants and represents that the Pledgor is the sole owner and holder of record, free and clear of all liens, claims, security interests and encumbrances (except those held by LaSalle) of the percentages of the issued and outstanding Pledged Shares indicated in the first Recital hereof and the voting rights associated therewith, and that the Pledgor has full power and authority to enter into this Pledge. The Pledgor covenants that the Pledgor will continue to be the sole owner and holder of record, free and clear of all liens, claims, security interests, encumbrances (except those held by LaSalle) of all of such issued and outstanding Pledged Shares and the voting rights associated therewith. The Pledgor represents and warrants that (i) all of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable and
(ii) the Powers are duly executed and give LaSalle the authority they purport to confer. The Pledgor further represents and warrants that (i) there are no restrictions upon the voting rights or upon the transfer of any of the Pledged Collateral other than those which may appear on the certificates evidencing the Pledged Collateral, (ii) there are no warrants or other rights or options issued by or outstanding (other than the Rights pledged hereby) in any connection with any of the Pledged Collateral, (iii) the Pledgor has the right, subject to the provisions of this Pledge and the Loan Agreement, to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any liens, claims or encumbrances, (iv) the Pledgor has the right (subject, however, to the Securities Act of 1933, as amended) (the "Securities Act") and/or the terms and provisions of this Pledge or the Loan Agreement to otherwise transfer all or any part of the Pledged Collateral free of any liens, claims or encumbrances and (v) no authorization, approval, or other action by, and no notice to, or filing with, any governmental authority or private party is required for the Pledgor's execution and delivery of this Pledge.

                 5. Subsequent Changes Affecting Collateral. The Pledgor represents to LaSalle that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that, except as otherwise specifically provided herein, LaSalle shall have no responsibility or liability for informing the Pledgor of any such changes or for taking any action or omitting to take any action with respect thereto.

                 6. Pledged Shares Adjustments. In the event that, during the term of this Pledge, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Cole Taylor Bank (including, without limitation, the issuance of additional Pledged Shares and/or the issuance of new capital stock to the Pledgor, or any of the Rights are exercised, or both) the Pledgor agrees to immediately deliver for LaSalle's possession all certificates evidencing any of the new, substituted and/or additional shares of capital stock which may at any time come into the possession of the Pledgor, so that LaSalle shall have a perfected first security interest in such shares, including any shares not classified as common stock, or other securities issued to or acquired by the Pledgor by reason of any such change or exercise, and such shares or other securities shall become part of the Pledged Collateral, provided, however, that nothing contained in this paragraph 6 shall be deemed to permit any stock dividend, issuance of additional stock, reclassification, readjustment or other change in the capital structure of Cole Taylor Bank which activity is prohibited by the Loan Agreement or any of the agreements and documents executed in connection therewith.

                 7. Warrants, Options and Other Rights. In the event that, subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral or any other classes of capital stock issued to or acquired by the Pledgor, the Pledgor agrees to immediately deliver for LaSalle's possession all warrants, rights, and options arising from any such exercise which may at any time come into the possession of the Pledgor, so that LaSalle shall have a perfected security interest in such warrants, rights and options, and such warrants, rights and options shall become part of the Pledged Collateral, provided, however, that nothing contained in this paragraph 7 shall be deemed to permit the issuance of any warrants or other rights or options of Cole Taylor Bank which issuance is prohibited by the Loan Agreement or any agreement or document executed in connection therewith.

                 8. Waivers. No failure on the part of LaSalle or any of its agents to exercise, and no course of dealing with respect to, no delay in exercising, any right, power or remedy hereunder and no exchange, surrender, release, alteration, renewal or extension of Borrower's Liabilities shall operate as a waiver thereof; nor shall any single or partial exercise by LaSalle or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law. The Pledgor waives presentment and demand for payment of any of Borrower's Liabilities, protest and notice of dishonor or the occurrence of any default with respect to any or all of Borrower's Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein, in the Loan Agreement or in any other agreement or document executed in connection with the transactions contemplated thereby.

                 9. Remedies of LaSalle Following Event of Default. LaSalle may, upon the occurrence of an Event of Default, without notice and at LaSalle's option, transfer or register the Pledged Collateral or any part thereof into LaSalle's or LaSalle's nominee's name. The Pledgor hereby appoints LaSalle as its attorney-in-fact to arrange at LaSalle's option for such transfer. LaSalle shall have, in addition to the foregoing and any other rights given under this Pledge or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois. In addition, following the occurrence of an Event of Default, LaSalle shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of LaSalle or which LaSalle shall otherwise have the ability to transfer under applicable law, LaSalle may, in its sole discretion, but subject to applicable securities laws, without notice except as specified below, upon the occurrence of such Event of Default, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as LaSalle may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, LaSalle will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in substantial conformity with the standard commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if twenty (20) days' prior notice of such sale or disposition is provided to the Pledgor. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. LaSalle may, in its own name or in the name of a designee or nominee, buy all or any part of the Pledged Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Pledged Collateral at any private sale. The Pledgor will pay to LaSalle all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, (i) the administration of this Pledge, (ii) the custody or preservation of, or the sale or collection of, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of LaSalle hereunder, or (iv) the failure by the Pledgor to perform or observe any provision hereof. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected, the Pledgor agrees that upon the occurrence of an Event of Default with respect to which LaSalle has exercised its rights of acceleration under the Loan Agreement, and subject to the terms of the

Loan Agreement, LaSalle may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, LaSalle, subject to applicable law, may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by LaSalle, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral, and if LaSalle solicits such offers from not less than 3 such investors, then the acceptance by LaSalle of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

                 10. Term. This Pledge shall remain in full force and effect until the end of each Pledge Period, which is described in detail in Paragraph 2 above. At the end of the Pledge Period, LaSalle will hold the Pledged Shares in accordance with the terms of the Safekeeping Agreement; provided, however, that the Pledge hereunder and this Agreement shall be re-effectuated and re-executed and delivered by Pledgor for any subsequent Pledge Period.

                 11. Definitions. Any capitalized terms used herein and not otherwise defined are used herein as defined in the Loan Agreement. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

                 12. Successors and Assigns. This Pledge shall be binding upon the Pledgor and upon the successors and assigns of the Pledgor and shall inure to the benefit of LaSalle and its successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a debtor-in-possession, receiver, trustee or other such custodian of or for the Pledgor.

                 13. Applicable Law. This Pledge shall be governed by and construed in accordance with the internal laws (as distinguished from the conflicts of law provisions) of the State of Illinois. Whenever possible, each provision of this Pledge shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge.

                 14. Further Assurances. The Pledgor agrees that the Pledgor will cooperate fully with LaSalle and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, documents, and resignations of officers and directors, and will take all such other action, including, without limitation, the filing of UCC financing statements, as LaSalle may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge.

                 15. LaSalle Appointed Attorney-in-Fact. The Pledgor hereby appoints LaSalle as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence of an Event of Default, in LaSalle's discretion to take any action and to execute any instrument which LaSalle may deem necessary or advisable to accomplish the purpose of this Pledge, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect to the Pledged Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this paragraph 15, being coupled with an interest, shall be irrevocable for the term of the Pledge Period.

                 16. LaSalle's Duty. LaSalle shall not be liable for any actions, omissions, errors of judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with LaSalle's (i) willful misconduct or gross negligence or (ii) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Pledged Collateral which is in the physical possession of LaSalle. Without limiting the generality of the foregoing, LaSalle shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall be added to Borrower's Liabilities secured hereby.

                 17. Notices. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified in the "Address for Notices" below such party or parties' name on the signature pages hereof if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission and electronic confirmation of receipt, in any case to the party or parties at the telecopy numbers specified on the same, or to such other address or telecopy number as any party may hereafter designate by written notice in the aforesaid manner.



                 (a)      If to LaSalle at:

                          LaSalle National Bank
                          135 South LaSalle Street
                          Chicago, Illinois  60603
                          Attn:  Jay C. Goldner

                          with a copy to:

                          Vedder, Price, Kaufman & Kammholz
                          222 North LaSalle Street
                          Chicago, Illinois  60601-1003
                          Attn:  Michael A. Nemeroff, Esq.

                 (b)      If to the Pledgor at:

                          Taylor Capital Group, Inc.
                          350 East Dundee Road
                          Suite 300
                          Wheeling, Illinois  60090
                          Attn:  Marjorie J. MacLean, Esq.

                          with a copy to:

                          McDermott, Will & Emery
                          227 West Monroe Street
                          Chicago, Illinois  60606
                          Attn:  Jeffrey A. Jung, Esq.



                 18. Paragraph Headings. The paragraph headings in this Pledge are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions of this Pledge.

                 19. Counterparts. This Pledge may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the Pledgor and LaSalle have executed this Pledge on the day and year first above written.


                                        TAYLOR CAPITAL GROUP, INC.



                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                        LA SALLE NATIONAL BANK



                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                   EXHIBIT A

                                       to

                                PLEDGE AGREEMENT

                              Form of Stock Power

                                   Attached.

                                  STOCK POWER


         FOR VALUE RECEIVED, the undersigned, Taylor Capital Group, Inc. ("Pledgor"), does hereby sell, assign and transfer to LaSalle National Bank, a national banking association ("LaSalle"), ________ share(s) of the capital stock of Cole Taylor Bank, an Illinois banking corporation, represented by certificate(s) no(s). _____, standing in the name of Pledgor on the books of said corporation. Pledgor does hereby irrevocably constitute and appoint LaSalle attorney to transfer the shares of said corporation, with full power of substitution in the premises.


Dated:_____________________________


TAYLOR CAPITAL GROUP, INC.



By: _______________________________


Its:_______________________________

                               CONSENT TO PLEDGE


         The undersigned, Cole Taylor Bank, an Illinois banking corporation ("Bank"), hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement (the "Pledge") relating to the Pledge of all of the issued and outstanding shares of common stock of Bank owned by Taylor Capital Group, Inc.,
(ii) irrevocably consents to the terms of such Pledge, and (iii) agrees not to issue any stock dividends, subscription warrants or any other rights or options to the Pledgor without notifying LaSalle of such issuance and delivering the originals of all certificates evidencing such dividends, warrants, rights or options to LaSalle at its address set forth in the Pledge.


Dated:
      -----------------------------

                                     COLE TAYLOR BANK



                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------